UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          April 29, 2008

NEXEN INC.
(Exact Name of Registrant as Specified in Its Charter)
CANADA
(State or Other Jurisdiction of Incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 – 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of Principal Executive Offices)	(Zip Code)

(403) 699-4000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry Into a Material Definitive Agreement.

The board of directors (the “Board”) of Nexen Inc. (“Nexen”) has approved an amendment and restatement (the “2008 Plan”) of the Nexen Amended and Restated Shareholder Rights Plan Agreement (the “2005 Plan”) between Nexen and CIBC Mellon Trust Company (the “Rights Agent”). At its annual general and special meeting on April 29, 2008 the shareowners approved the 2008 Plan.

The 2008 Plan contains three amendments. First,the 2005 Plan provided that shareowner rights may be redeemed by the Board after the “separation time” has occurred if a “take-over bid” that is not a “permitted bid” is withdrawn or terminated (as such terms are defined in the 2008 Plan). The amendment clarifies that the 2008 Plan will continue if the rights are redeemed in this way by deeming Nexen to have issued replacement rights to its shareowners at that time.

The second amendment clarifies that if Nexen amends the 2008 Plan with the consent of the Rights Agent prior to the shareowner meeting in 2011: (i) the amendment may not materially adversely affect the interests of rights holders generally; and (ii) such amendment will only continue in effect if it receives shareowner approval at the next shareowner meeting.

The third amendment provides that if required by the applicable rules of any stock exchange on which Nexen’s common shares are listed for trading, the 2008 Plan will be subject to ratification by a majority of the votes cast by all shareowners, not just “independent shareholders” (as such term is defined in the 2008 Plan), at or prior to the 2011 annual meeting. If this approval is not required by the rules of a stock exchange on which Nexen’s common shares are listed, the 2008 Plan will be subject to ratification by only the independent shareholders of Nexen.

Apart from the above-mentioned amendments, the 2008 Plan is identical to the 2005 Plan in all material respects.

The foregoing description of the terms of the 2008 Plan does not purport to be complete and is qualified in its entirety by reference to the 2008 Plan which is attached hereto as an exhibit and is incorporated herein by reference.

Item 3.03.          Material Modification to Rights of Security Holders.

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 3.03.

Item 9.01.          Financial Statements and Exhibits.

The following Exhibit is filed as part of this report:
4.57	Amended and Restated Shareholder Rights Plan Agreement, dated April 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 30, 2008

NEXEN INC.
By:	/s/ Sylvia L. Groves
Name: Sylvia L. Groves Title: Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
4.57	Amended and Restated Shareholder Rights Plan Agreement, dated April 29, 2008.